                                                                   EXHIBIT 10.58


                         FIRST AMENDMENT TO WARRANT AGREEMENT


     THIS FIRST AMENDMENT to the Warrant Agreement, dated June 17 1997, by and between Empire of Carolina, Inc., a Delaware corporation (the "Company"), one the one hand, and the holders from time to time of the Warrants on the other (each, a "Holder" and collectively, the "Holders") (the "Warrant Agreement") is dated as of January 22, 1998 (the "First Amendment").

     WHEREAS, the Company and the Holders believe that it is their mutual best interests to amend the Warrant Agreement as set forth to increase the aggregate shares issuable under the Warrant Agreement; and

     WHEREAS, any provision of the Warrant Agreement may be amended, waived, discharged or terminated only by and with the written consent of the Company and the Holders of 75% of the Warrants.

     WHEREAS, attached hereto as Exhibit A is a Certificate of the Secretary of the Company with respect to the results of a vote amongst the Holders in connection with this Amendment.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     1. The Warrant Agreement is amended to increase the aggregate shares of Common Stock issuable under the Warrant Agreement from 7,500,000 to 10,200,000.

     2. Except as expressly amended hereby, the Warrant Agreement remains in full force and effect.

     3. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware, and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and performed entirely within such State.

     4. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                     EMPIRE OF CAROLINA, INC.


                                     By  /s/ Lawrence Geller
                                     ----------------------------------------
                                     Name:  Lawrence Geller
                                     Title: Vice President and
                                              General Counsel

                                      EXHIBIT A

     WARRANT HOLDER                          WARRANTS      VOTED      VOTED
                                                            FOR      AGAINST    ABSTAINED
-------------------------------------        ----------   -------   ---------   ---------
OCTOBER OFFERING
----------------
Albert J. Miller & Helen K.
Miller Family Trust                           10,000         X

Andrew A. Stern                               10,000         X

Bernard Kirsner Trust                          5,000                                 X

Bruce Corbin                                   1,000         X

Charles E. Bradley                            20,000                                 X

Charles Leithauser                             5,000         X

Claudia C. Rouhana                             2,500         X

David Morley                                   2,500                                 X

David S. Lawi                                  2,500                                 X

Paul W. Perkins                                5,000         X

Dr. Paul D. Goldenheim                         2,500                                 X

Dr. Richard Corbin                             1,500         X

Estelle K. Meislich                            5,000         X

Garo A. Partoyan                               3,750                                 X

Gerald B. Jones                               10,000                                 X

H. Eugene Graves                              20,000                                 X

Hare & Co. As Custodian For
Royal Bank Of Canada                          40,000                                 X

Harvey M. Campbell                             5,000         X

J. David Shapiro                               1,000                                 X

J.A. Cardwell                                  5,000                                 X

J.A. Cardwell, Jr.                             2,500         X

J.F. Shea Co., Inc As Nominee 1997-25        100,000         X

John Piccolo                                   5,000                                 X

John T. Stanner                                5,000                                 X


                                          13




     WARRANT HOLDER                          WARRANTS      VOTED      VOTED
                                                            FOR      AGAINST    ABSTAINED
-------------------------------------        ----------   -------   ---------   ---------

Jonathan Cohen                                 1,000                                 X

Kevin L. Jackson                               1,250                                 X

Lenore H. Schupak                              7,500                                 X

Neal Holtvogt                                  2,000                                 X

Patrick H. Miller, Jr.                        20,000                                 X

Pro Series Racing, Inc.                        5,000                     X

Richard Palmer                                 2,500         X

Robert A. Simms                               20,000         X

Theodore Stern                                10,000         X

Walter Ingstrup                                1,250         X

Wilfred Huse                                   5,000         X

William H. Lennon                              5,000                                 X

William J. Rouhana, Jr.                        2,500         X

William Joe Jackson                            5,000         X

William Schoen                                 2,500         X

Andre W. Iseli                                 2,500                                 X

Churchill Ass. L.P.                           13,000         X

Conzett Europa - Invest                       50,000                                 X

CSP Trust                                     12,500                                 X

Fiducie Desjardins A/C 744766-7-59            20,000                                 X

Fiducie Desjardins A/C 900595-0-59             5,000                                 X

George L. Smith                                2,500         X

Goldstein Family Living Trust                  2,500         X

Howard Bernstein                               2,500         X

Phillip T. George, M.D.                       12,500                                X

Stephen T. Skoly, Jr.                          2,500         X

Thomas E. McLain PC
Employee Retirement Trust                      7,500                                 X


                                          14




     WARRANT HOLDER                          WARRANTS      VOTED      VOTED
                                                            FOR      AGAINST    ABSTAINED
-------------------------------------        ----------   -------   ---------   ---------

Walter F. Toombs                               5,500         X

Ferdinand F. Anderson, Jr.                     1,250         X

Commonwealth Associates, Inc.                  9,100         X

Michael A. Falk                              336,476                                 X

Keith M. Rosenbloom                           87,973         X

Edward R. Downe, Jr.                          50,000         X

Eric Rand                                     48,571         X

Robert O'Sullivan                             43,986         X

Cornelia F. Eldridge                          30,000                                 X

Robert R. Beuret                              26,857                                 X

Vincent Labarbara                             20,250         X

Basil Asouitto                                14,286                                 X

Joseph P. Wynne                               14,286         X

Michael R. Lyall                              14,286         X

C. James Walker, Jr.                           9,500         X

Michael Volpe                                  6,661         X

Stephen Labarbara                              6,661         X

Anthony J. Giardina                            5,357                                 X

David Stein                                    3,750         X

Ronald Moschetta                               3,571                    X

Eric Rubenstein                                3,571         X

Travis Brock                                   3,500         X

Robert Nass                                    1,786                                 X

Mark Danieli                                   1,786                    X

Craig Leppla                                   1,786         X

Richard Galterio                               1,500                                 X

Mario Marsillo, Jr.                            1,500         X

David Wynne                                    1,500         X

Michael Scalfani                               1,500         X


                                          15


     WARRANT HOLDER                          WARRANTS      VOTED      VOTED
                                                            FOR      AGAINST    ABSTAINED
-------------------------------------        ----------   -------   ---------   ---------

Charles S. Holmes                             625,000        X

James J. Pinto                                625,000        X


JUNE OFFERING
--------------

EMP Associates, LLC                         1,266,988        X

Pellinore Securities Corp.                    112,754                                X

Axiom Capital Management, Inc.                112,754                                X

Aquae Sulis Investment Fund Limited            15,000                                X

Atlantic & Overseas Holdings Ltd.              25,000                                X

Contrary Fund-Parker Quillen/Pres              10,000                                X

Melanie R. Dacus                                9,500                                X

Louis De Ricco                                  3,500        X

The Humayan Waheed MD PC Pension                2,500        X

Little Wing LP                                 10,000                                X

Medusa Capial S.A.                             20,000                                X

Charles S. Meyer                               10,000                                X

Gregory J. Osborne                              4,500        X

Swiss Bank Corporation                         30,000                                X

Swiss Bank Corporation                          7,500                                X

Swiss Bank Corporation                         10,000                                X

Swiss Bank Corporation                         10,000                                X

Swiss Bank Corporation                         20,000                                X

Swiss Bank Corporation                          2,500                                X

Tradewinds Fund Ltd.                           10,000                                X

Kenneth Allen                                   5,000        X

Nicky Borcea, IRA Rollover                     10,000        X


                                          16




     WARRANT HOLDER                          WARRANTS      VOTED      VOTED
                                                            FOR      AGAINST    ABSTAINED
-------------------------------------        ----------   -------   ---------   ---------

Tai-San Cheng                                  10,000        X

Fontaine R. Christensen and                    10,000                                X

Kevin Flanders                                  2,500                   X

Anthony Cirillo                                12,500                   X

Luke Scanlon                                    5,000                                X

M. Perry Grant                                  5,000                                X

John Illibassi Family Trust                    10,000                                X

Jastmar Associates                              5,000        X

Kenneth R. Kafesak                             10,000        X

Gary F. Lexa                                    5,000                                X

Wayne McLaughlin and                           20,000        X

John C. McNay and                               5,000                                X

George Mordiglia IRA R/O Decd.                 15,000        X

RHL Associates, L.P.                           15,000        X

John P. O'Shea                                 10,000                                X

Jay T. Robling                                 10,000        X

Lance C. Senning                                5,000                                X

Michael Spadaro                                10,000                                X

Leslie C. Taylor Trust Agreement                5,000                                X

Arthur Steinberg, IRA Rollover                  5,000                                X

Lloyd W. Taylor and                             5,000                                X

Harvey K. Yee                                   5,000        X

Timothy Moran                                  50,000        X

Freeburn Ventures ltd.                         50,000        X

Mark S. Rose                                   50,000        X

William Forman                                 50,000                                X

Richard L. Bazelon                             10,000        X

Richard G. David                                5,000        X


                                          17




     WARRANT HOLDER                          WARRANTS      VOTED      VOTED
                                                            FOR      AGAINST    ABSTAINED
-------------------------------------        ----------   -------   ---------   ---------

Ronald A. Koplow                                5,500                                X

Venogopal K. Menon                              2,500        X

Julio Novogrodzki                               5,000        X

Leonard M. Schiller                             5,000        X

Schneider Fuel & Oil, Inc. Pension Plan         5,000        X

Town & Country Oil Corp.
Pension Plan & Trust                            2,500        X

Theodore Stern SEP IRA                         10,000        X

Jo-Bar Enterprises, L.L.C.                     10,000        X

Joyce N. Westmoreland                           2,500        X

Kenneth R. Falchuk                              2,500        X

Zachary Gomes                                  10,000                                X

Daniel R. Lee                                  20,000                                X

Patrick H. Miller Jr.                          10,000                                X

Frederick J. Oswald                             2,500                                X

J.F. Shea Co., Inc. as Nominee 1997-25        100,000        X

J. Michael Wolfe                               10,000        X

Pro Series Racing, Inc.                         5,000                   X

Bill Hickey                                    10,000        X

Aegis Pension Plan                             20,000                                X

James R. Baugh and                             10,000                                X

W. Sam Chandoha                                10,000                                X

John J. Doran                                  10,000                                X

Harvey Feldschreiber and                       10,000                                X

Philip T. George                               12,500                                X

Phillip D. Gunn & Co., Inc.                    10,000        X

J. Peter Kline                                 20,000        X

James H. Lynch, Jr.                            10,000        X


                                          18




     WARRANT HOLDER                          WARRANTS      VOTED      VOTED
                                                            FOR      AGAINST    ABSTAINED
-------------------------------------        ----------   -------   ---------   ---------

Alexander B. Miller                             5,000        X

Ronald Miller                                  10,000                                X

Stephen V. Millea and                          10,000        X

Sanford Kirschenbaum and                       16,000        X

MKS' OMO Contracting, Inc.                      2,000        X

Sanford Kirchenbaum & CO., CPA, PA              2,000        X

Lenore H. Schupak                              15,000        X

Sintra Fund, Ltd.                              25,000                                X

Donna de Varona                                 2,500                                X

SJG Management, Inc.                           12,500        X

Yair Talmi                                     10,000                                X

Paul and Benradette Torre                       5,000        X

Worldwide Fabrics, L.P.                        10,000                                X

Faisal Finance (Switzerland) S.A.              30,000                                X

William Joe Jackson                             5,000        X

John Shaw                                      10,000                                X

Joshua Gottlieb                                 2,500        X

Kenneth R. Falchuk                              2,500        X

David H. Zises                                  5,000        X

Suzanne Schiller                                5,000        X

Edward T. Schnedier                             2,500        X

Wilfred Huse                                    5,000        X

James J. Pinto                              1,978,252        X

Charles S. Holmes                           2,078,752        X

Telcom Partners, L.P.                          62,500        X

Commonwealth Associates, Inc.                 750,000        X


Total for Both Offerings:
-------------------------

For:       8,521,373
Against:      27,857
Abstain:   1,450,770

85% Voted for the Amendment, .2% Voted Against the Amendment; 14.5% Abstained


Total for June Offerings:
--------------------------

For:       6,716,992
Against:      17,500
Abstain:     765,508

89.6% Voted for the Amendment, .2% Voted Against the Amendment; 10.2% Abstained



Attachment

cc:  American Stock Exchange


                                          20